SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2006

California News Tech

(Exact name of registrant as specified in its charter)

Nevada	333-107300	88-0417389
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Van Ness Avenue Suite 406-407, 4th Floor, San Francisco, California,United States of America	94109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 415-205-1695

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - Other Events

Item 8.01 Other Events

On November 2, 2006, we announced our Board’s decision to spin-off our wholly owned subsidiary, Media Sentiment, Inc., a Nevada corporation, in the form of a stock dividend to be paid on or about November 27, 2006, to our shareholders of record as of the close of business on November 20, 2006. As a result of comments received by the staff of the Securities and Exchange Commission concerning the spin-off, our Board has resolved to indefinitely postpone the payment of the stock dividend and Media Sentiment, Inc. will therefore remain a wholly owned subsidiary of California News Tech indefinitely.   There can be no assurance that we will ever be successful in consummating the spin-off.

We had previously resolved to spin off Media Sentiment, Inc. in satisfaction of a closing condition of the Debenture Subscription Agreement between us and DNB Capital Management, Inc. dated October 30, 2006, that we divest ourselves of all our current operations and assets before the closing of that transaction, which is scheduled for December 15, 2006. Our Board’s decision to indefinitely postpone the spin-off of Media Sentiment, Inc. makes it unlikely that we will be able to close the Debenture Subscription Agreement as currently scheduled in the absence of a waiver of the divestiture condition by the purchaser.

There can be no assurance that we will be successful in satisfying the closing conditions of the Debenture Subscription Agreement, obtaining a waiver of any of those closing conditions from the purchaser, or that the transaction will close.

Forward-Looking Statements

Certain statements, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believes,” “project,” “expects,” “anticipates,” “estimates,” “intends,” “strategy,” “plan,” “may,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. We intend such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of complying with those safe-harbor provisions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse affect on our operations and future prospects on a consolidated basis include, but are not limited to: changes in economic conditions, legislative/regulatory changes, availability of capital, interest rates, competition, and generally accepted accounting principles. These risks and uncertainties should also be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Further information concerning our business, including additional factors that could materially affect our financial results, is included herein and in our other filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California News Tech

/s/ Marian Munz
Marian Munz
Chief Executive Officer
Date: November 30, 2006